						File Number: 333-110037
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                 October 1, 2018


                       PIONEER SELECT MID CAP GROWTH FUND


	SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT
              OF ADDITIONAL INFORMATION, EACH DATED APRIL 1, 2018

Effective October 1, 2018, Amundi Pioneer is making the following changes regarding the fund's expenses.

NEW MANAGEMENT FEE BREAKPOINTS


MANAGEMENT FEE
The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi Pioneer's annual fee is equal to 0.625% of the fund's average daily net assets up to $500 million, 0.60% of the next $500 million of the fund's average daily net assets, 0.575% of the next $4 billion of the fund's average daily net assets and 0.55% of the fund's average daily net assets over $5 billion. The fee is accrued daily and paid monthly.



















                                                                   31280-00-1018
                                (Copyright)2018 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC